UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2026

VolitionRx Limited
(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1489 West Warm Springs Road, Suite 110

Henderson, Nevada 89014

(Address of principal executive offices and Zip Code)

+1 (512) 774-8930

(Registrant’s telephone number, including area code )

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	VNRX	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2026, VolitionRx Limited (the “Company”) filed a Certificate of Fourth Amendment (the “Amendment”) of the Second Amended and Restated Certificate of Incorporation (as amended, the “Restated Certificate”) with the Secretary of State of the State of Delaware, which became effective upon filing. The Amendment amends Section 6.1 of the Restated Certificate to reduce the number of authorized shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), from 325,000,000 to 150,000,000.

The Amendment had previously been approved by the board of directors of the Company (the “Board”) on May 11, 2026, subject to the approval of the Company’s stockholders. The Amendment was approved by the Company’s stockholders at the Annual Meeting (as defined below) as described in Item 5.07 below.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 17, 2026, the Company held its 2026 annual meeting of stockholders (the “Annual Meeting”) at 3:30 p.m. British Summer Time at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom, during which the Company’s stockholders voted on five proposals. The Company had 8,627,191 shares of common stock outstanding on May 26, 2026, the record date for the Annual Meeting, of which 4,261,161 shares of common stock were present in person or represented by proxy at the Annual Meeting.

The following sets forth the final voting results of the five proposals voted upon at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 2, 2026 (the “Proxy Statement”).

Proposal 1: The stockholders elected seven directors to serve until the next annual meeting of stockholders, and until each such director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal. The voting results are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Phillip Barnes	2,088,058	179,087	1,994,016
Dr. Alan Colman	2,085,363	181,782	1,994,016
Guy Innes	2,085,112	182,033	1,994,016
Kim Nguyen	2,167,404	99,741	1,994,016
Cameron Reynolds	2,154,815	112,330	1,994,016
Dr. Ethel Rubin	2,139,364	127,781	1,994,016
Timothy Still	2,142,270	124,875	1,994,016

Proposal 2: The stockholders ratified the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The voting results are as follows:

Votes For	Votes Against	Votes Abstained
4,152,372	76,635	32,154

Proposal 3: The stockholders approved, by a non-binding advisory vote, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,127,860	127,935	11,350	1,994,016

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Proposal 4: The stockholders approved the Amendment of the Restated Certificate to reduce the number of authorized shares of Common Stock from 325,000,000 to 150,000,000. The voting results are as follows:

Votes For	Votes Against	Votes Abstained
4,011,189	218,947	31,025

Proposal 5: The stockholders approved the Company’s 2026 Stock Incentive Plan. The voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,078,833	182,048	6,264	1,994,016

No other matters were presented for consideration or stockholder action at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Fourth Amendment of the Second Amended and Restated Certificate of Incorporation, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED
Date: July 21, 2026	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

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EXHBIT INDEX

Exhibit Number	Description

3.1	Certificate of Fourth Amendment of the Second Amended and Restated Certificate of Incorporation, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document).

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